FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 19, 1999


                                    CRANE CO.
             (Exact name of registrant as specified in its charter)


                           Delaware 1-1697 13-1952290
          (State or Other Jurisdiction (Commission File (IRS Employer)
                    of Incorporation) Number) Identification)


                  100 First Stamford Place, Stamford, CT 06902
               (Address of Principal Executive Office) (Zip Code)


         Registrant's Telephone Number, Including Area Code 203-363-7300

Item 5.           Other Events

Crane Co. has previously announced its intention, subject to receipt of a tax-free ruling from the Internal Revenue Service, to distribute to its shareholders all of the outstanding common stock of its Huttig Building Products ("Huttig") subsidiary in a tax-free spin-off. On October 19, 1999 Crane Co. entered into a Share Exchange Agreement with The Rugby Group PLC pursuant to which, immediately after the spin-off of Huttig to Crane Co. shareholders, Huttig would acquire all of the outstanding common stock of Rugby USA, Inc. ("Rugby USA"), the U.S. building products business of Rugby PLC, in exchange for 32% of the common stock of Huttig. Crane Co. shareholders would hold 68% of the Huttig common stock immediately after the acquisition of Rugby USA. It is expected that the spin-off and the acquisition will be completed prior to the end of the year. A revised Form 10 explaining the spin-off and the acquisition will be filed by Huttig with the Securities and Exchange Commission within a week.

Concurrent with the transaction it is anticipated that Huttig will issue long-term debt, the proceeds of which will repay indebtedness to Crane Co. and Rugby PLC. This amount is expected by the parties to be in the range of $100 million and will be paid to Crane Co. and Rugby in the same 68% / 32% ratio as the equity ownership. Crane Co. will reduce debt upon receipt of the cash payment from Huttig.

As a result of the spin-off and Crane Co. exiting the building products wholesale distribution business, Crane Co. will report the results of Huttig as a discontinued operation. The pro forma effects of the spin-off as of June 30, 1999 and for the fiscal year ended December 31, 1998 and the six months ended June 30, 1999 are set forth in the accompanying pro forma financial statements.


Item 7.  Financial Statements and Exhibits

(b) Pro Forma Financial Information. Unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 1999 and consolidated statements of income for the six-month period ended June 30, 1999 and for the year ended December 31, 1998.

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Crane Co.


                                                    David S. Smith
                                                    By: /s/     David S. Smith
                                                    Vice President - Finance and
                                                      Chief Financial Officer

                                    CRANE CO.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information of the Registrant is based on the historical consolidated financial statements of the Registrant and has been prepared to illustrate the effects of the Huttig spin-off as though it had occurred as of the beginning of the periods presented for the pro forma condensed consolidated statements of income and as if it had occurred on June 30, 1999 for the pro forma condensed consolidated balance sheet.

The pro forma adjustments described in the notes to the pro forma financial information include, in the opinion of management, all adjustments necessary to give pro forma effect to the spin-off as though such transaction had occurred as of the beginning of the period presented for the pro forma condensed consolidated statements of income and as if it had occurred on June 30, 1999 for the pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of how the Registrant's balance sheet and results of operations would have been presented had the spin-off actually been consummated at the assumed date, nor is it necessarily indicative of the Registrant's balance sheet and results of operations for any future period. Additionally, there can be no assurance that the spin-off will be effected. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 and the Registrant's Quarterly Report on Form 10-Q for the six months ended June 30, 1999 and the Form 10 of Huttig Building Products, Inc. filed on September 21, 1999.

The pro forma adjustments are based upon available information. These adjustments are directly attributable to the spin-off and are expected to have a continuing impact on the Registrants business, results of operations and financial position.



                                 Crane Co. and Subsidiaries
                  Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                    As of June 30, 1999
                                       (In Thousands)


                                                          Historical (1)       Pro Forma
                                                       Crane Co.    Huttig  Adjustment (2)    Pro Forma (1)

Assets
Current Assets
  Cash and Cash Equivalents                          $    7,548    $    220                 $    7,328
  Accounts Receivable                                   324,042      80,857                    243,185
  Inventories                                           323,390      49,288                    274,102
  Other Current Assets                                   45,487       4,676                     40,811
                                                        -------     -------                    -------
    Total Current Assets                                700,467     135,041                    565,426

Property, Plant and Equipment-net                       298,043      37,821                    260,222
Other Assets                                             78,946       3,310                     75,636
Cost in Excess of Net Assets Acquired                   353,413      40,151                    313,262
                                                     ----------     -------                 ----------
    Total Assets                                     $1,430,869    $216,323                 $1,214,546
                                                     ==========    ========                 ==========

Liabilities and Shareholders Equity

Current Liabilities
  Accounts and Notes Payable                         $  183,647    $ 66,759     $16,945     $  133,833
  Other Current Liabilities                             152,329      16,578                    135,751
                                                        -------      ------      ------        -------
    Total Current Liabilities                           335,976      83,337      16,945        269,584

Long-Term Debt                                          318,785      93,435      24,182        249,532
Other Liabilities                                        91,403       7,377                     84,026

Shareholders Equity
  Common Stock, Capital Surplus and Retained Earnings   803,504      32,174     (41,127)       730,203
  Accumulated Other Comprehensive Income (Loss)         (22,237)                               (22,237)
  Common Stock Held in Treasury                         (96,562)                               (96,562)
                                                        -------      ------     --------       -------
    Total Shareholders Equity                           684,705      32,174     (41,127)       611,404
                                                     ----------    --------     --------    ----------
    Total Liabilities and Shareholders Equity        $1,430,869    $216,323     $  -        $1,214,546
                                                     ==========    ========     ========    ==========

       See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

                                 Crane Co. and Subsidiaries
               Unaudited Pro Forma Condensed Consolidated Statement of Income
                           For The Six Months Ended June 30, 1999
                          (In Thousands, Except Per Share Amounts)


                                                Historical (1)           Pro Forma
                                            Crane Co.     Huttig        Adjustments      Pro Forma (1)
Net Sales                                  $1,186,069      $380,754                       $805,315

Operating Costs and Expenses:
  Cost of sales                               856,943       330,323                        526,620
  Selling, general and administrative         172,643        35,362                        137,281
  Depreciation and amortization                34,292         3,272                         31,020
                                            ---------       -------                        -------
                                            1,063,878       368,957                        694,921

Operating Profit                              122,191        11,797                        110,394

Other Income (Expense)                         (9,049)       (4,508)      $(2,088) (3)      (6,629)
                                              --------       -------       -------         --------
Income Before Taxes                           113,142         7,289        (2,088)         103,765

Provision for Income Taxes                     40,165         2,769          (793) (4)      36,603
                                           ----------      --------       --------        --------
Net Income                                 $   72,977      $  4,520       $(1,295)        $ 67,162
                                           ==========      ========       ========        ========

Net Income Per Share:
    Basic                                       $1.07                                         $.99
    Diluted                                      1.06                                          .98
Average Basic Shares Outstanding               68,090                                       68,090
Average Diluted Shares Outstanding             68,702                                       68,702
Dividends Per Share                              $.20                                         $.20

       See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

                                 Crane Co. and Subsidiaries
               Unaudited Pro Forma Condensed Consolidated Statement of Income
                            For The Year Ended December 31, 1998
                          (In Thousands, Except Per Share Amounts)


                                                Historical (1)           Pro Forma
                                            Crane Co.     Huttig        Adjustments      Pro Forma (1)
Net Sales                                  $2,268,505    $707,450                         $1,561,055

Operating Costs and Expenses
  Cost of sales                             1,624,667     606,993                          1,017,674
  Selling, general and administrative         343,448      67,900                            275,548
  Depreciation and amortization                61,458       5,586                             55,872
                                            ---------     -------                          ---------
                                            2,029,573     680,479                          1,349,094

Operating Profit                              238,932      26,971                            211,961

Other Income (Expense)                        (24,291)     (5,120)       $(3,303) (3)        (22,474)
                                              --------     -------       --------            --------
Income Before Taxes                           214,641      21,851         (3,303)            189,487

Provision for Income Taxes                     76,203       8,255         (1,248) (4)         66,700
                                           ----------    --------        --------         ----------

Net Income                                 $  138,438    $ 13,596        $(2,055)         $  122,787
                                           ==========    ========        ========         ==========

Net Income Per Share:
    Basic                                       $2.02                                          $1.79
    Diluted                                      2.00                                           1.77
Average Basic Shares Outstanding               68,555                                         68,555
Average Diluted Shares Outstanding             69,368                                         69,368
Dividends Per Share                              $.37                                           $.37

        See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

                                    Crane Co.
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Information


(1) These columns reflect the historical results of operations and financial position of the respective companies. The pro forma column reflects the spin-off of Huttig and the pro forma adjustments set forth below.


(2) The following adjustment reflects the impact of the elimination of intercompany amounts included in the Huttig column, the payment of $68.0 million by Huttig to Crane Co. and the concurrent reduction of debt by Crane Co., and the recording of the dividend to effect the spin-off on the June 30, 1999 Crane Co. consolidated balance sheet captions "Accounts and Notes Payable", "Long-Term Debt", and "Shareholders Equity":

Accounts and Notes Payable
      Huttig historical                                                 $66,759
      Pro Forma Adjustment-Intercompany payables eliminated
       in consolidation                                                 (16,945)
                                                                        -------
      Effect of Huttig spin-off                                         $49,814
                                                                        =======

Long-Term Debt
      Huttig historical                                                 $93,435
                                                                        -------
      Intercompany debt eliminated in consolidation                     (92,182)
      Repayment of intercompany debt and reduction of Crane Co. debt     68,000
                                                                        --------
      Pro Forma Adjustment                                              (24,182)
                                                                        -------
      Effect of Huttig spin-off                                         $69,253
                                                                        =======

Shareholders Equity
      Huttig historical                                                 $32,174
                                                                        -------
      Huttig shareholders equity eliminated in consolidation            (32,174)
                                                                        -------
      Dividend
            Huttig net assets                                           141,301
            Cash payment received from Huttig                           (68,000)
                                                                        -------
            Subtotal                                                     73,301
                                                                         ------
      Pro Forma Adjustment                                               41,127
                                                                        -------
      Effect of Huttig spin-off                                         $73,301
                                                                        =======

(3) The following adjustment reflects the impact of the elimination of intercompany amounts included in the Huttig column and the payment of $68.0 million by Huttig to Crane Co. and the concurrent reduction of debt by Crane Co. on the Crane Co. consolidated statement of income caption "Other income/(expense)" for the six months ended
      June 30, 1999 and the year ended December 31, 1998.

Six Months Ended June 30, 1999
Huttig historical                                                       $4,508
                                                                        ------
Intercompany interest expense eliminated in consolidation               (3,788)
Reduction of interest expense on $68.0 million of debt
assuming 5% interest rate                                                1,700
                                                                        ------
Pro Forma Adjustment                                                    (2,088)
                                                                        ------
Effect of Huttig spin-off                                               $2,420
                                                                        ======

Year Ended December 31, 1998
Huttig historical                                                       $5,120
                                                                        ------
Intercompany interest expense eliminated in consolidation               (6,703)
Reduction of interest expense on $68.0 million of debt
assuming 5% interest rate                                                3,400
                                                                         -----
Pro Forma Adjustment                                                    (3,303)
                                                                        ------
Effect of Huttig spin-off                                               $1,817
                                                                        ======

(4)   Reflects the income tax effect of the pro forma adjustments.